 UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of   The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 3, 2017

YABOO, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-164999	26-3606113
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

321 W. Winnie Ln. Ste. 104
Carson City, NV		89703
(Address of principal executive offices)		(Zip Code)

1 (800) 346-4646
Registrant's telephone number, including area code:

500 Lake Cook Rd., Ste. 350 Deerfield, IL 60015
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Company is planning in the very near future on getting current in its filings with the U.S. Securities and Exchange Commission (the "SEC") as well as respond to any and all outstanding issues with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2017	YABOO, INC.

	By:	/s/Garry McHenry
Garry McHenry
Secretary